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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-3616

Mosaic Income Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMN has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

SEMI-ANNUAL REPORT
(Unaudited)

June 30, 2003

Mosaic Income Trust

Mosaic Government Fund

Mosaic Intermediate Income Fund

Mosaic Funds

www.mosaicfunds.com

Letter to Shareholders

Not too many months ago most investors were looking enviously at the returns of bond investors. Fund flows showed a steady movement of assets from stocks to bonds. Many of our conversations with shareholders and clients revolved around negatives: the multiple months of stock market losses, global uncertainties, fear of deflation and a weak economy. As is often the case, the pessimism was far greater than the ultimate reality and today a sense of calm has been restored.

Although bonds put in another strong six-months of performance, as the ensuing report details, improving economic reports likely mean the bond market rally is nearing an end. We see many positives around us: major military action in Iraq has ended, the war on terror appears to be progressing, headlines on accounting fraud and corporate scandal have faded, and the economy is showing signs of life. Behind this general optimism lies considerable risk in the bond market. A confluence of factors that can push interest rates higher is gaining momentum. In fact, after falling to 58-year lows, interest rates have begun to rise as the six-month period draws to a close. Higher interest rates spell losses for holders of existing bonds, as higher-yielding, more attractive bonds come to market. Long-term bonds are particularly sensitive to rising rates, which is why we have shortened duration in the funds in Income Trust.

A healthy allocation to bonds has been a boost for investors over the past three years, a very tough period for the stock market. If indeed we are witnessing a shift in investor sentiment, it is especially important to stay focused. It is all too easy to get caught up in the prevailing mood and lose perspective. Our answer is to stay grounded in our philosophy. We believe in active bond management: reducing risk at times like these when bonds have the potential to lose ground, and protecting principal until more attractive yields become available. We believe that this approach matches the goals of our shareholders.

While reducing risk can dampen performance over the short-run, it is a position that will be rewarded if rates move sharply higher. We believe we are well positioned for such a scenario, and we thank you for your continued confidence as we move into the rest of 2003 and beyond.

Sincerely,

(signature)

Katherine Frank
President

Review of Period

The period began with war worries, mixed economic signals and the stock market headed downwards once again. Amidst these concerns, investors continued to favor bonds, even with the Fed Funds rate at a historically low 1.25%. Among the weights on the economic mood were the weaknesses in the labor market and increased energy prices. Most sectors of the domestic bond market were slightly positive for the first quarter of 2003, results that looked even better when compared with the fate of stocks.

By the second quarter of 2003 positive military news from Iraq and hopes for an improving economy were boosting the stock market. Still, not all news was positive, as labor markets continued to weaken and manufacturing activity showed only slight signs of increasing. In late June, the Federal Reserve Board lowered rates another quarter point, to 1%, a precipitous drop from the 6.5% rate of just 30 months ago. Combined with the new Federal budget package and tax reductions, the period ended with a considerable amount of economic stimulus in the works. Dropping rates helped boost bonds, and all sectors of the domestic bond market had positive results for the second quarter and six-month period, ranging from miniscule returns from the shortest bonds (money markets), to double-digit gains for high-yield "junk" bonds.

Outlook

The economy’s near-term future outlook remains choppy. Some reports lead one to believe that we are in the early stages of a recovery, while others tend to suggest the economy is still struggling from the excesses of the late 1990s. On the positive side, in June the Fed provided the thirteenth interest rate cut for this economic down cycle, and Congress passed meaningful tax cuts. These are strong stimulative measures that many economists believe will provide the impetus for an economic recovery and, indeed, we have seen some positive data points supporting their assertion. On the other hand, the employment data is not encouraging, consumer and corporate debt levels are still high and there is little indication of a significant pickup in corporate spending. The excess capacity created by the misallocation of capital during the stock market bubble still exists. For the long term, we are bullish on the U.S. economy. In addition to considerable economic stimulus, increased Federal spending and tax cuts are likely to expand budget deficits, putting upward pressure on interest rates. As a result, we remain very cautious on the outlook for bonds at this time, and believe that after three solid years in the bond market, a short duration posture will protect principal in the months ahead.

Fund Overview

Mosaic Government Fund

Mosaic Government Fund returned 1.78% for the semiannual period ended June 30, 2003. This return was lower than the fund’s peers, as the Lipper Intermediate Government Fund Index advanced 2.81%. This reflects management’s defensive positioning of the portfolio at a shorter duration. While this positioning was not a plus over this six-month period, it does reflect Mosaic’s concerns about the prospects of interest rate increases. If interest rates rise over the ensuing months, shareholders will see the benefits, since shorter bonds will retain their value far better than longer bonds.

The period continued to see strong positive flows into bond funds, as the Federal Reserve Board pushed rates to historic lows with a quarter-point cut in late June.

Mosaic Government was heavily weighted towards government agency notes, whose added yields over Treasuries (spreads) continued to appeal to management. The fund’s largest positions during this six-month period were short to intermediate duration bonds issued by Freddie Mac and Fannie Mae.

FUND-AT-A-GLANCE

Objective: Mosaic Government provides investors with monthly dividends by investing in bonds and other securities issued or guaranteed by the U.S. Government.

Net Assets: $5.7 million

Date of Inception: July 21, 1983

Ticker: GIGVX

Mosaic Intermediate Income Fund

Mosaic Intermediate Income Fund returned 3.96% for the six months ended June 30, 2003. Over the same period, the Lipper Intermediate Investment Grade Index was up 4.84%. The performance gap was largely a duration story, as the fund’s shorter maturity was not additive over this six-month period, as interest rates continued to drop, despite growing evidence of an economic recovery. However, should rates ramp up over the ensuing months, shareholders will benefit, since shorter bonds will outperform longer bonds in such an environment.

The bulk of the fund was invested in high-quality, intermediate corporate bonds throughout the period, with much of the remainder in government agency securities. Intermediate Income can invest as much as 35% in lower-rated securities. Promises of an improved economy and a rising stock market made high-yield bonds one of the hot spots in the market, and the fund benefited from its exposure to BBB and BB bonds. However, BB bonds, the lowest rated bonds in the portfolio, were less than 10% of holdings through the period, reflecting management’s continued concern over taking excessive risks in an uncertain economy.

Looking forward, we continue to believe that a recovering economy will be a positive for corporate bonds. Corporate bond yields retain a yield advantage as well, which we expect will help overall returns and mitigate the effect of rising rates on our holdings. A rebounding economy will also buoy the prospects of lower-rated bonds, which we foresee playing a larger role in the fund’s portfolio in the future.

Government Fund • Portfolio of Investments (unaudited)

Credit Rating*
Moody’s	S&P		Principal Amount	Value
		U.S. GOVERNMENT & AGENCY OBLIGATIONS: 97.5% of net assets
		US TREASURY NOTES: 12.5%
Aaa	AAA	US Treasury Notes, 5.875%, 11/15/05	400,000	$441,516
Aaa	AAA	US Treasury Notes, 4.625%, 5/15/06	250,000	271,084
		U.S. GOVERNMENT AGENCY NOTES: 64.1%
Aaa	AAA	Fannie Mae, 6.5%, 8/15/04	250,000	264,944
Aaa	AAA	Fannie Mae, 7.125%, 2/15/05	400,000	437,615
Aaa	AAA	Fannie Mae, 5.75%, 6/15/05	350,000	379,610
Aaa	AAA	Fannie Mae, 6%, 12/15/05	300,000	331,885
Aaa	AAA	Fannie Mae, 6.42%, 3/9/09	300,000	310,711
Aaa	AAA	Fannie Mae, 6.375%, 6/15/09	175,000	207,515
Aaa	AAA	Federal Home Loan Bank, 6.08%, 7/10/12	350,000	350,392
Aaa	AAA	Freddie Mac, 6.875%, 1/15/05	230,000	249,623
Aaa	AAA	Freddie Mac, 3.5%, 9/15/07	350,000	366,255
Aaa	AAA	Freddie Mac, 5.125%, 10/15/08	250,000	279,652
Aaa	AAA	Freddie Mac, 5.5%, 9/15/11	425,000	482,644
		MORTGAGE BACKED SECURITIES: 20.9%
Aaa	AAA	Fannie Mae, Mortgage Pool #555345, 5.5%, 2/1/18	251,829	261,715
Aaa	AAA	Fannie Mae, Mortgage Pool #636758, 6.5%, 5/1/32	166,104	173,271
Aaa	AAA	Fannie Mae, Mortgage Pool #254346, 6.5%, 6/1/32	161,723	168,701
Aaa	AAA	Fannie Mae, Mortgage Pool #254405, 6%, 8/1/32	221,177	230,005
Aaa	AAA	Freddie Mac, Mortgage Pool, Gold Pass Through Certificates #E57247, 6.5%, 3/1/09	105,575	111,604
Aaa	AAA	Freddie Mac, Mortgage Pool, Gold Pass Through Certificates #C01364, 6.5%, 6/1/32	161,450	168,063
Aaa	AAA	Government National Mortgage Association II, Guaranteed Pass Through Certificates #2483, 7%, 9/20/27	79,354	83,681
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $5,337,739)		$5,570,486
		REPURCHASE AGREEMENT:
		A 1.4% interest in Morgan Stanley and Company issued 6/30/03 at 0.82%, due 7/1/03, collateralized by $24,765,932 in United States Treasury Notesdue 2/15/12. Proceeds at maturity are $79,002. (cost $79,000)		79,000
		TOTAL INVESTMENTS: 98.9% of net assets (cost $5,416,739)		$5,649,486
		CASH AND RECEIVABLES LESS LIABILITIES: 1.1% of net assets		65,290
		NET ASSETS: 100%		$5,714,776

Intermediate Income Fund • Portfolio of Investments (unaudited)

Credit Rating*
Moody’s	S&P		Principal Amount	Value
		CORPORATE DEBT SECURITIES: 64.4% of net assets
		CONSUMER STAPLES: 8.6%
A	A2	Coca-Cola Enterprise, 5.25%, 5/15/07	150,000	$163,810
A3	BBB+	Kraft Foods Inc, 4.625%, 11/1/06	200,000	212,580
Baa2	BBB	Safeway Inc, 4.8%, 7/16/07	200,000	209,349
		ENERGY: 1.7%
Baa3	BBB	Oryx Energy Company, 8.125%, 10/15/05	100,000	112,039
		FINANCIALS: 15.4%
A3	BBB	Ford Motor Credit, 6.875%, 2/1/06	150,000	159,184
A3	BBB	GMAC, 5.75%, 11/10/03	200,000	202,774
A1	A	Household Finance Co, 7.875%, 3/1/07	200,000	235,915
A1	AA-	International Lease Finance, 5.75%, 10/15/06	200,000	218,919
Aa3	A+	Morgan Stanley & Company, 6.875%, 3/1/07	200,000	229,400
		HEALTH CARE: 2.0%
Ba2	BB+	Amerisourcebergen Co, 8.125%, 9/1/08	125,000	138,125
		INDUSTRIAL: 16.4%
Ba2	BB+	American Standard, 7.375%, 2/1/08	175,000	194,250
Baa1	BBB+	Chevron Phillips, 5.375%, 6/15/07	200,000	215,924
A3	BBB+	Daimler Chrysler, 6.4%, 5/15/06	150,000	163,913
Baa1	A-	Equifax, 6.3%, 7/1/05	200,000	213,863
Ba1	BBB-	Watson Pharmaceutical, 7.125%, 5/15/08	150,000	165,750
Ba1	BB	YUM! Brands Inc, 8.5%, 4/15/06	150,000	168,750
		INSURANCE: 5.6%
Baa3	BBB-	Markel Corp, 6.8%, 2/15/13	150,000	163,465
A1	A+	MGIC Investment Corp, 6%, 3/15/07	200,000	216,333
		RETAILERS-APPAREL: 3.1%
A3	A-	Kohl’s Corporation, 6.7%, 2/1/06	185,000	207,020
		TECHNOLOGY: 7.8%
A2	A	Computer Sciences Co, 7.5%, 8/8/05	175,000	195,137
Baa1	BBB	Lexmark International, 6.75%, 5/15/08	200,000	226,026
Baa2	BBB	Motorola Inc., 6.75%, 2/1/06	100,000	109,500
		TELECOMMUNICATIONS: 3.4%
Baa3	BBB	AT&T Broadband, 8.375%, 3/15/13	181,000	$227,162
		UTILITIES: 0.4%
A2	BBB+	Wisconsin Power & Light, 7.625%, 3/1/10	25,000	29,956
		TOTAL CORPORATE DEBT SECURITIES (cost $4,041,806)		$4,379,144
		COLLATERALIZED MORTGAGE OBLIGATIONS: 3.6% of net assets
Aaa	AAA	Federal National Mortgage Association, Mortgage Pool #636758, 6.5%, 5/1/32	221,473	231,028
Aaa	AAA	Ryland Acceptance Corp., Class Four, Series 76, 9%, 8/1/18	15,632	15,691
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $239,257)		$ 246,719
		U.S. GOVERNMENT & AGENCY OBLIGATIONS: 27.1% of net assets
Aaa	AAA	Federal Home Loan Bank, 6.08%, 7/10/12	250,000	250,280
Aaa	AAA	Fannie Mae, 7.125%, 2/15/05	250,000	273,509
Aaa	AAA	Fannie Mae, 6.0%, 12/15/05	300,000	331,886
Aaa	AAA	Fannie Mae, 6.04%, 2/25/09	500,000	515,615
Aaa	AAA	Freddie Mac, 6.25%, 7/15/04	450,000	473,877
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $1,801,437)		$1,845,167
		REPURCHASE AGREEMENT:
		A 2.9% interest in Morgan Stanley and Company issued 6/30/03 at 0.82%, due 7/1/03, collateralized by $24,765,932 in United States Treasury Notes due 2/15/12. Proceeds at maturity are $195,004. (cost $195,000)		195,000
		TOTAL INVESTMENTS: 98.0% of net assets (cost $6,277,500)		$6,666,030
		CASH AND RECEIVABLES LESS LIABILITIES: 2.0% of net assets		134,250
		NET ASSETS: 100%		$6,800,280

Notes to the Portfolio of Investments:

* – Unaudited;

Moody’s – Moody’s Investors Services, Inc.

S&P – Standard & Poor’s Corporation

Statements of Assets and Liabilities (unaudited)

	GOVERNMENT FUND	INTERMEDIATE INCOME FUND
ASSETS
mInvestments, at value (Note 1 and 2)
mInvestment securities	$5,570,486	$6,471,030
mRepurchase agreements	79,000	195,000
mTotal investments*	5,649,486	6,666,030
Cash	72	105
Receivables
mInterest	66,339	114,490
mCapital shares sold	100	42,000
Total assets	$5,715,997	$6,822,625
LIABILITIES
Payables
mDividends	1,047	2,573
mCapital shares redeemed	174	19,772
Total liabilities	1,221	22,345
NET ASSETS (Note 7)	$5,714,776	$6,800,280
CAPITAL SHARES OUTSTANDING	539,944	1,000,944
NET ASSETS VALUE PER SHARE	$10.58	$6.79
*INVESTMENT SECURITIES, AT COST	$5,416,739	$6,277,500

Statements of Operations (unaudited)

For the six-months ended June 30, 2003
	GOVERNMENT FUND	INTERMEDIATE INCOME FUND
INVESTMENT INCOME (Note 1)
mInterest income	$128,791	$168,927
EXPENSES (Notes 3 and 5)
mInvestment Advisory Fees	17,152	21,138
mOther expenses	14,271	15,219
Total expenses	31,423	36,357
NET INVESTMENT INCOME	$97,368	$132,570
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
mNet realized gain on investments	34,498	74,695
mChange in net unrealized appreciation (depreciation) of investments	(33,767)	61,041
NET GAIN ON INVESTMENTS	$731	$135,736
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$98,099	$268,306

Statements of Changes in Net Assets

For the period indicated

	GOVERNMENT FUND		INTERMEDIATE INCOME FUND
	(unaudited) Six-Months Ended June 30, 2003	Year Ended Dec. 31, 2002	(unaudited) Six-Months Ended June 30, 2003	Year Ended Dec. 31, 2002
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS
mNet investment income	$97,368	$218,496	$132,570	$309,712
mNet realized gain (loss) on investments	34,498	121,793	74,695	(243,364)
mNet unrealized appreciation (depreciation) on investments	(33,767)	57,851	61,041	234,731
Total increase in net assets resulting from operations	98,099	398,140	268,306	301,079
DISTRIBUTION TO SHAREHOLDERS
mFrom net investment income	(97,368)	(218,496)	(132,570)	(309,712)
CAPITAL SHARE TRANSACTIONS (Note 8)	(224,887)	477,058	(174,820)	580,526
TOTAL INCREASE (DECREASE) IN NET ASSETS	(224,156)	656,702	(39,084)	571,893
NET ASSETS
Beginning of period	$5,938,932	$5,282,230	$6,839,364	$6,267,471
End of period	$5,714,776	$5,938,932	$6,800,280	$6,839,364

Financial Highlights

(Selected data for a share outstanding throughout each period indicated)

GOVERNMENT FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2003	2002	2001	2000	1999
Net asset value, beginning of period	$10.58	$10.24	$9.97	$9.54	$10.22
Investment operations:
mNet investment income	0.19	0.41	0.48	0.51	0.48
mNet realized and unrealized gain (loss) on investments	.--	0.34	0.27	0.43	(0.68)
Total from investment operations	0.19	0.75	0.75	0.94	(0.20)
mLess distributions from net investment income	(0.19)	(0.41)	(0.48)	(0.51)	(0.48)
Net asset value, end of period	$10.58	$10.58	$10.24	$9.97	$9.54
Total return (%)	1.78	7.45	7.62	10.19	(1.99)
Ratios and supplemental data
Net assets, end of period (thousands)	$5,715	$5,939	$5,282	$5,149	$5,206
mRatio of expenses to average net assets (%)	1.14[1]	1.14	1.15	1.15	1.14
mRatio of net investment income to average net assets (%)	3.52[1]	3.92	4.67	5.31	4.86
mPortfolio turnover (%)	.21	.44	.34	.33	.12

INTERMEDIATE INCOME FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2003	2002	2001	2000	1999
Net asset value, beginning of period	$6.66	$6.67	$6.48	$6.31	$6.92
Investment operations:
mNet investment income	0.13	0.30	0.37	0.40	0.46
mNet realized and unrealized gain (loss) on investments	0.13	(0.01)	0.19	0.17	(0.61)
Total from investment operations	0.26	0.29	0.56	0.57	(0.15)
mLess distributions from net investment income	(0.13)	(0.30)	(0.37)	(0.40)	(0.46)
Net asset value, end of period	$6.79	$6.66	$6.67	$6.48	$6.31
Total return (%)	3.96	4.56	8.81	9.49	(2.20)
Ratios and supplemental data
Net assets, end of period (thousands)	$6,800	$6,839	$6,267	$4,286	$5,195
mRatio of expenses to average net assets (%)	1.07[1]	1.07	1.07	1.08	1.11
mRatio of net investment income to average net assets (%)	3.89[1]	4.61	5.61	6.43	6.97
mPortfolio turnover (%)	.23	.54	.28	.18	.63

1Annualized.

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Mosaic Income Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. This report contains information about two separate funds (the "Funds") whose objective is to receive and distribute bond income. The Government Fund invests in securities of the U. S. Government and its agencies. The Intermediate Income Fund invests in investment grade corporate, government and government agency fixed income securities. The Intermediate Income Fund may also invest a portion of its assets in securities rated as low as "B" by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation. A third Mosaic Income Trust portfolio, available to certain institutional investors (as defined in the fund’s prospectus) presents its financial information in a separate report.

Securities Valuation: Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which market quotations are readily available, are valued at the mean between their bid and asked prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Other income is accrued as earned.

Distribution of Income and Gains: Net invest-ment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders monthly. Capital gains distributions, if any, are declared and paid annually at year end.

The tax character of distributions paid during 2002 and 2001 was as follows:

	2002	2001
Government Fund:
Distributions paid from Ordinary Income	$218,496	$242,517
Intermediate Income Fund:
Distributions paid from Ordinary Income	$309,712	$303,242

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Government Fund:
Accumulated net realized losses	$(205,626)
Net unrealized appreciation on investments	259,860
$ 54,234
Intermediate Income Fund:
Accumulated net realized losses	$(1,166,454)
Net unrealized appreciation on investments	327,489
$ (838,965)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Trust to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2002, the Government and Intermediate Income Funds had available for federal income tax purposes the following unused capital loss carryovers:

Expiration Date	Government Fund	Intermediate Income Fund
December 31, 2003	$81,483	$ 94,831
December 31, 2004	44,628	--
December 31, 2005	64,210	293
December 31, 2006	--	239,050
December 31, 2007	9,847	486,268
December 31, 2008	5,458	89,747
December 31, 2009	--	12,901
December 31, 2010	--	243,364

A portion of the Intermediate Income Fund’s capital loss carryovers were acquired through its merger with Mosaic Bond Fund on July 1, 1999, and are subject to certain limitations.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the Trust’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., (collectively "the Advisor"), earns an advisory fee equal to 0.625% per annum of the average net assets of each of the Funds; the fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the six-months ended June 30, 2003 were as follows:

	Purchases	Sales
Government Fund:
U.S. Gov’t Securities	$1,111,063	$1,225,101
Other	--	--

Intermediate Income Fund:
U.S. Gov’t Securities	$520,879	$632,701
Other	$ 962,172	$859,581

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. This percentage is 0.52% for the Government Fund and 0.45% for the Intermediate Income Fund. These fees are accrued daily and paid monthly.

The Advisor is also responsible for the fees and expenses of Trustees and for certain promotional expenses.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of June 30, 2003:

	Government Fund	Intermediate Income Fund
Aggregate Cost	$5,416,739	$6,277,500
Gross unrealized appreciation	237,658	390,396
Gross unrealized depreciation	(4,911)	(1,866)
Net unrealized appreciation	$ 232,747	$ 388,530

7. Net Assets. At June 30, 2003, net assets include the following:
	Government Fund	Intermediate Income Fund
Net paid in capital on shares of beneficial interest	$5,659,811	$7,503,509
Accumulated net realized losses	(177,782)	(1,091,759)
Net unrealized appreciation on investments	232,747	388,530
Total net assets	$5,714,776	$6,800,280

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:
	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
Government Fund	2003	2002
In Dollars
Shares sold	$470,696	$742,989
Shares issued in reinvestment of dividends	90,652	203,056
Total shares issued	561,348	946,045
Shares redeemed	(786,235)	(468,987)
Net increase (decrease)	$(224,887)	$477,058

In Shares
Shares sold	51,696	71,612
Shares issued in reinvestment of dividends	8,572	19,563
Total shares issued	60,268	91,175
Shares redeemed	(81,823)	(45,294)
Net increase (decrease)	(21,555)	45,881

	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
Intermediate Income Fund	2003	2002
In Dollars
Shares sold	$473,544	$1,614,253
Shares issued in reinvestment of dividends	114,908	265,769
Total shares issued	588,452	1,880,022
Shares redeemed	(763,272)	(1,299,496)
Net increase(decrease)	$(174,820)	$580,526

In Shares
Shares sold	72,974	244,360
Shares issued in reinvestment of dividends	17,100	40,452
Total shares issued	90,074	284,812
Shares redeemed	(116,090)	(197,486)
Net increase(decrease)	(26,016)	87,326

9. Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. These policies are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. Beginning next year, the Trust’s proxy voting policies and procedures may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund
Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3616

Semi-Annual Report (unaudited)

June 30, 2003

Mosaic Income Trust

Mosaic Institutional Bond Fund

Mosaic Funds

www.mosaicfunds.com

Contents
Letter to Shareholders	1
Review of Period
2
Outlook
2
Fund Overview
3
Portfolio of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	5
Statements of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	7

Letter to Shareholders

Not too many months ago most investors were looking enviously at the returns of bond investors. Fund flows showed a steady movement of assets from stocks to bonds. Many of our conversations with shareholders and clients revolved around negatives: the multiple months of stock market losses, global uncertainties, fear of deflation and a weak economy. As is often the case, the pessimism was far greater than the ultimate reality and today a sense of calm has been restored.

Although bonds put in another strong six-months of performance, as the ensuing report details, improving economic reports likely mean the bond market rally is nearing an end. We see many positives around us: major military action in Iraq has ended, the war on terror appears to be progressing, headlines on accounting fraud and corporate scandal have faded, and the economy is showing signs of life. Behind this general optimism lies considerable risk in the bond market. A confluence of factors that can push interest rates higher is gaining momentum. In fact, after falling to 58-year lows, interest rates have begun to rise as the six-month period draws to a close. Higher interest rates spell losses for holders of existing bonds, as higher-yielding, more attractive bonds come to market. Long-term bonds are particularly sensitive to rising rates, which is why we have shortened duration in the funds in Income Trust.

A healthy allocation to bonds has been a boost for investors over the past three years, a very tough period for the stock market. If indeed we are witnessing a shift in investor sentiment, it is especially important to stay focused. It is all too easy to get caught up in the prevailing mood and lose perspective. Our answer is to stay grounded in our philosophy. We believe in active bond management: reducing risk at times like these when bonds have the potential to lose ground, and protecting principal until more attractive yields become available. We believe that this approach matches the goals of our shareholders.

While reducing risk can dampen performance over the short-run, it is a position that can be exceedingly welcome if rates take a sharp rise. We believe we are well prepared for such a scenario, and we thank you for your continued confidence as we move into the rest of 2003 and beyond.

Sincerely,

(signature)

Katherine Frank
President

Review of Period

The period began with war worries, mixed economic signals and the stock market headed downwards once again. Amidst these concerns, investors continued to favor bonds, even with the Fed Funds rate at a historically low 1.25%. Among the weights on the economic mood were the weaknesses in the labor market and increased energy prices. Most sectors of the domestic bond market were slightly positive for the first quarter of 2003; results that looked even better when compared with the fate of stocks.

By the second quarter of 2003 positive military news from Iraq and hopes for an improving economy were boosting the stock market. Still, not all news was positive, as labor markets continued to weaken and manufacturing activity showed only slight signs of increasing. In late June, the Federal Reserve Board lowered rates another quarter point, to 1%, a precipitous drop from the 6.5% rate of just 30 months ago. Combined with the new Federal budget package and tax reductions, the period ended with a considerable amount of economic stimulus in the works. Dropping rates helped boost bonds, and all sectors of the domestic bond market had positive results for the second quarter and six-month period, ranging from miniscule returns from the shortest bonds (money markets), to double-digit gains for high-yield "junk" bonds.

Outlook

Despite recent soft economic numbers, the economy’s near-term future is uncertain. Some reports lead one to believe that we are in the early stages of a recovery, while others tend to suggest the economy is still struggling from the excesses of the late 1990s. On the positive side, in June the Fed provided the thirteenth interest rate cut for this economic down cycle and Congress passed meaningful tax cuts. These are strong stimulative measures that many economists believe will provide the impetus for an economic recovery and, indeed, we have seen some positive data points supporting their assertion. On the other hand, employment data is not encouraging, consumer and corporate debt levels are still high and there is little indication of a significant pickup in corporate spending. The excess capacity created by the misallocation of capital during the stock market bubble still exists. For the long term, we are bullish on the U.S. economy. In addition to considerable economic stimulus, increased Federal spending and tax cuts are likely to expand budget deficits, putting upward pressure on interest rates over the next several years. As a result, we remain very cautious on the outlook for bonds at this time and believe that after three solid years in the bond market, a short duration posture will protect principle in the months ahead.

Fund Overview

Mosaic Institutional Bond Fund returned 3.04% for the semiannual period ended June 30, 2003. Over the same period, the Lipper Intermediate Investment Grade Index was up 4.84%. The performance gap was largely a duration story, as the fund’s shorter maturity was not additive over this six-month period, as interest rates continued to drop, despite growing evidence of an economic recovery. However, should rates ramp up over the ensuing months, our goal is for shareholders to benefit, since shorter bonds will outperform longer bonds in such an environment.

The Fund favored high-quality, short/intermediate corporate bonds throughout the period, with much of the remainder in government agency securities. Corporate bonds provide higher yield when compared with similar maturity Treasuries, while holding the potential for positive returns should the spreads (price gap between similar maturity corporate and Treasury bonds) tighten. This scenario would be likely in an improving economy. This combination can help the fund’s overall returns in a rising rate environment, which we feel is the most likely scenario going forward.

Portfolio of Investments (unaudited)

Credit Rating*
Moody’s	S&P		Principal Amount	Value
		DEBT INSTRUMENTS: 96.3% of net assets
		CORPORATE OBLIGATIONS: 54.0%
A1	A+	American Express, 5.50%, 9/12/06	155,000	$171,199
Aa1	AA-	Associates Corp, 5.75%, 11/1/03	220,000	223,330
Aa3	A	Bank One Corp, 7.625%, 8/1/05	150,000	168,158
A2	A	Coca-Cola Enterprise, 5.25%, 5/15/07	200,000	218,413
A2	A	Computer Sciences Co, 7.5%, 8/8/05	185,000	206,288
A3	A-	CONOCO Inc, 6.35%, 4/15/09	205,000	239,906
A3	BBB	Ford Motor Credit, 6.875%, 2/1/06	150,000	159,184
A3	BBB	GMAC, 5.75%, 11/10/03	220,000	223,052
A1	A	Household Finance Co, 7.875%, 3/1/07	185,000	218,222
A1	AA-	International Lease Finance, 5.75%, 10/15/06	200,000	218,919
A3	A-	Kohl’s Corporation, 6.7%, 2/1/06	190,000	212,615
Aa3	NA	Merrill Lynch, 7%, 10/15/05	200,000	232,974
A1	A+	MGIC Investment Corp, 7.5%, 10/15/05	175,000	193,738
Aa3	A+	Morgan Stanley Dean Witter, 6.875%, 3/1/07	170,000	194,990
Aa3	A	Nationsbank Corp, 7.5%, 9/15/06	200,000	232,206
A1	A+	SBC Communication, 5.75%, 5/2/06	185,000	204,478
Aa3	AA	Texaco Capital Inc, 5.5%, 1/15/09	150,000	169,751
A2	A	Texas Instruments, 6.125%, 2/1/06	160,000	175,935
Aa3	A	Wells Fargo & Co, 6.875%, 4/1/06	200,000	226,493
Aa3	A	WPS Resources Corp, 7%, 11/1/09	100,000	120,278
		U.S. GOVERNMENT & AGENCY OBLIGATIONS: 42.3%
Aaa	AAA	Federal Home Loan Bank, 5.375%, 1/5/04	300,000	306,619
Aaa	AAA	Federal Home Loan Bank, 6.08%, 7/10/12	300,000	300,336
Aaa	AAA	Fannie Mae, 6.375%, 11/15/03	630,000	642,647
Aaa	AAA	Fannie Mae, 7.125%, 2/15/05	290,000	317,271
Aaa	AAA	Fannie Mae, 5.25%, 4/15/07	300,000	333,703
Aaa	AAA	Freddie Mac, 6.25%, 7/15/04	560,000	589,714
Aaa	AAA	US Treasury Notes, 4.625%,5/15/06	600,000	650,602
		TOTAL DEBT INSTRUMENTS (cost $6,804,870)		$7,151,021
		REPURCHASE AGREEMENT:
		A 2.0% interest in Morgan Stanley and Company issued 6/30/03 at 0.82%, due 7/1/03, collateralized by $24,765,932 in United States Treasury Notes due 2/15/12. Proceeds at maturity are $149,003 (cost $149,000).		149,000
		TOTAL INVESTMENTS: 98.3% of net assets (cost $6,953,870)		$7,300,021
		CASH AND RECEIVABLES LESS LIABILITIES: 1.7% of net assets		122,349
		NET ASSETS: 100%		$7,422,370

Notes to the Portfolio of Investments:

* – Unaudited

Moody’s – Moody’s Investors Services, Inc.

S&P – Standard & Poor’s Corporation

Statement of Assets and Liabilities (unaudited)

ASSETS
Investments, at value (Notes 1 and 2)
mInvestment securities	$7,151,021
mRepurchase agreements	149,000
mTotal investments*	7,300,021
Cash	375
Dividends and interest receivable	121,974
Total assets	$7,422,370
NET ASSETS (Note 7)	$7,422,370
CAPITAL SHARES OUTSTANDING	696,589
NET ASSETS VALUE PER SHARE	$10.66
*INVESTMENT SECURITIES, AT COST	$6,953,870

Statement of Operations (unaudited)

For the six-months ended June 30, 2003

INVESTMENT INCOME (Note 1)
mInterest income	$151,101
EXPENSES (Notes 3 and 5)
mInvestment Advisory Fees	10,711
mOther expenses	5,356
Total Expenses	16,067
NET INVESTMENT INCOME	135,034
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
mNet realized gain on investments	70,827
mChange in net unrealized appreciation of investments	6,186
NET GAIN ON INVESTMENTS	77,013
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$212,047

Statements of Changes in Net Assets

For the period indicated

	(unaudited) Six-Months Ended June 30, 2003	Year Ended December 31, 2002
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
mNet investment income	$135,034	$284,094
mNet realized gain (loss) on investments	70,827	(116,347)
mNet unrealized appreciation on investments	6,186	153,718
Total increase in net assets resulting from operations	212,047	321,465
DISTRIBUTIONS TO SHAREHOLDERS
mFrom net investment income	(135,034)	(284,094)
mFrom net capital gains	--	(27,926)
Total distributions	(135,034)	(312,020)
CAPITAL SHARE TRANSACTIONS (Note 8)	347,236	664,053
TOTAL INCREASE IN NET ASSETS	424,249	673,498
NET ASSETS
Beginning of period	$6,998,121	$6,324,623
End of period	$7,422,370	$6,998,121

Financial Highlights

Selected data for a share outstanding throughout each period indicated
	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,	Year Ended Dec. 31,	Period May 1, 2000 (date of inception) Through December 31,
	2003	2002	2001	2000
Net asset value, beginning of period	$10.54	$10.54	$10.22	$10.00
Investment operations:
mNet investment income	0.20	0.45	0.60	0.39
mNet realized and unrealized gain on investments	0.12	0.04	0.35	0.23
Total from investment operations	0.32	0.49	0.95	0.62
mLess distributions:
mmFrom net investment income	(0.20)	(0.45)	(0.60)	(0.39)
mmFrom net capital gains	.—	(0.04)	(0.03)	(0.01)
Total distributions	(0.20)	(0.49)	(0.63)	(0.40)
Net asset value, end of period	$10.66	$10.54	$10.54	$10.22
Total return (%)	3.04	4.79	9.47	6.24
Ratios and supplemental data
Net assets, end of period (thousands)	$7,422	$6,998	$6,325	$5,528
mRatio of expenses to average net assets (%)	0.45[1]	0.45	0.45	0.45
mRatio of net investment income to average net assets (%)	3.75[1]	4.28	5.68	6.74
mPortfolio turnover (%)	.16	30	68	36

1Annualized.

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Mosaic Income Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust currently offers three portfolios, each of which is a diversified mutual fund. This report contains information about one of these portfolios, the Mosaic Institutional Bond Fund (the "Fund"), which commenced operations May 1, 2000. Its objectives and strategies are detailed in its prospectus. The remaining two Trust portfolios present their financial information in a separate report.

Securities Valuation: Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their bid and asked prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Other income is accrued as earned.

Distribution of Income and Gains: Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders quarterly. Capital gains distributions, if any, are declared and paid annually at year end.

The tax character of distributions paid during 2002 and 2001 was as follows:

	2002	2001
Distributions paid from:
mOrdinary Income	$284,094	$342,591
mLong-term capital gains	17,452	19,811
mShort-term capital gains	10,474	--

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized losses	$(116,347)
Net unrealized appreciation on investments	339,965
$223,618

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2002, the Fund had available for federal income tax purposes an unused capital loss carryover of $116,347 which expires on December 31, 2010.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held for safekeeping by the Fund’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., (collectively "the Advisor"), earns an advisory fee equal to 0.30% per annum of the average net assets of the Fund. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the six-months ended June 30, 2003 were as follows:

	Purchases	Sales

U. S. Gov’t Securities	$975,344	$11,550
Other	$860,944	$1,009,395

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage (0.15%) of average net assets. These fees are accrued daily and paid monthly.

The Advisor is also responsible for the fees and expenses of Trustees and for certain promotional expenses.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of June 30, 2003:

Aggregate Cost	$6,953,870
Gross unrealized appreciation	346,151
Gross unrealized depreciation	--
Net unrealized appreciation	$ 346,151

7. Net Assets. At June 30, 2003, net assets include the following:
Net paid in capital on shares of beneficial interest	$7,121,739
Accumulated net realized loss	(45,520)
Net unrealized appreciation on investments	346,151
Total Net Assets	$7,422,370

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:
	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
	2003	2002
In Dollars
Shares sold	$219,897	$356,576
Shares issued in reinvestment of dividends	135,029	312,020
Total shares issued	354,926	668,596
Shares redeemed	(7,690)	(4,543)
Net increase	$347,236	$664,053

In Shares
Shares sold	20,682	34,158
Shares issued in reinvestment of dividends	12,723	29,843
Total shares issued	33,405	64,001
Shares redeemed	(726)	(431)
Net increase	32,679	63,570

9. Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. These policies are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. Beginning next year, the Trust’s proxy voting policies and procedures may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund
Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3616

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mosaic Income Trust

By: (signature)
      W. Richard Mason, Secretary

Date:  August 25, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (signature)
      Katherine L. Frank, Chief Executive Officer

Date:  August 25, 2003

By: (signature)
      Greg Hoppe, Chief Financial Officer

Date:  August 25, 2003